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                                                                      EXHIBIT 21
                        SUBSIDIARIES OF TITAN CORPORATION
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NAME                                                                                       DOMICILE
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

The Titan Corporation                                                                      Delaware
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ACS Technologies, Inc.
  (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                      Virginia
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Advanced Communication Systems, Inc.                                                       Delaware
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Advanced Management Incorporated
  (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                      Virginia
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Assist Cornerstone Technologies, Inc.
  (a subsidiary of Cayenta, Inc. and Cayenta Operating Company)                            Utah
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Atlantic Aerospace Electronics Corporation
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 Delaware
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Cayenta, Inc.                                                                              Delaware
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Cayenta Operating Company
  (a subsidiary of Cayenta, Inc.)                                                          Delaware
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DBA Systems, Inc.                                                                          Florida
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Delfin Systems                                                                             California
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Diversified Control Systems, Inc.                                                          Delaware
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Eldyne, Inc.
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 California
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Horizons Technology, Inc.
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 Delaware
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Horizons Service Company, Inc.
  (a wholly owned subsidiary of Horizons Technology, Inc.)                                 Delaware
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Integrated Systems Control, Inc.
  (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                      Virginia
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J.B. Systems, Inc. (d/b/a Mainsaver Corporation)
  (a wholly-owned subsidiary of Cayenta, Inc.)                                             California
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Lincom Wireless, Inc.                                                                      Delaware
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Linkabit Wireless, Inc.                                                                    Delaware
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Linkabit Wireless Limited
  (a wholly owned subsidiary of Linkabit Wireless, Inc.)                                   Cayman Islands
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MERGECO, Inc.                                                                              Delaware
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MicroLithics Corporation
  (a wholly-owned subsidiary of VisiCom Laboratories, Inc.)                                California
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Program Support Associates, Inc.
  (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                      Virginia
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Pulse Engineering, Inc.                                                                    Maryland
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Pulse Sciences, Inc.                                                                       California
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RF Microsystems, Inc.
    (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                    California
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Sakon, LLC                                                                                 Delaware
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Semcor Inc.
    (a wholly-owned subsidiary of Advanced Communication Systems, Inc.)                    New Jersey
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SFG Technologies Inc.
  (a wholly-owned subsidiary of Cayenta, Inc.)                                             Canada
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System Resources Corporation
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 Delaware
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Titan Africa, Inc. (f/k/a Titan Afronet, Inc.)                                             Delaware
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Titan Africa, S.A..
  (a subsidiary of Titan Africa, Inc.)                                                     Benin, West Africa
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Titan Africa-Benin, GSM, S.A..
  (a subsidiary of Titan Africa, Inc.)                                                     Benin West Africa
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Titan Capital Trust                                                                        Delaware
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Titan Food Pasteurization Corp.
  (a wholly-owned subsidiary of Titan Sean Corp.)                                          Delaware
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Titan Medical Sterilization Corp.
  (a wholly-owned subsidiary of Titan Sean Corp.)                                          Delaware
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Titan Sakon, Inc.                                                                          Delaware
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Titan Sean Corp. (f/k/a Titan Purification, Inc.)                                          Delaware
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Titan Systems Corporation
  (f/k/a Titan Technologies and Information Systems Corporation)                           Delaware
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Titan Unidyne Corporation
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 Delaware
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Titan Wireless, Inc.                                                                       Delaware
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Tomotherapeutics, Inc.                                                                     Delaware
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Validity Corporation
  (a wholly-owned subsidiary of Titan Systems Corporation)                                 California
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VisiCom Laboratories, Inc.                                                                 Delaware
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William C. Lindsey, Inc. (d/b/a LinCom Corporation)                                        California
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